Exhibit 99.1

PRESS RELEASE

ON WEDNESDAY, MARCH 7, 2018, DIRECTORS VOTED TO SUSPEND THE QUARTERLY DIVIDEND INDEFINITELY. THIS ACTION WAS TAKEN WITH A LONG-TERM VIEW OF OUR BUSINESS AND WE BELIEVE IT IS IN THE BEST INTEREST OF THE COMPANY, AND THAT OF OUR STAKEHOLDERS, TO RETAIN ENOUGH CASH IN THE BUSINESS TO INVEST IN OUR FUTURE.

THE L. S. STARRETT COMPANY FRANCIS J. O’BRIEN TREASURER AND CHIEF FINANCIAL OFFICER

MARCH 8, 2018

PRECISION TOOLS • GAGES • SAW BLADES • HAND TOOLS • CUSTOM MEASURING SOLUTIONS • OPTICAL AND VISION MEASURING SYSTEMS • TEST AND MEASUREMENT EQUIPMENT	The L.S. Starrett Company Athol, MA 01331-1915 - USA Tel.: 978 249-3551 / Fax: 978 249-8495 www.starrett.com